UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2008

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Meredith Corporation presented at the Roth Capital Partners Media and Technology Conference on September 25, 2008. Chief Executive Officer Stephen M. Lacy discussed company developments and responded to questions. The text of the presentation is attached as an exhibit. An audio archive of the presentation is accessible to the public on the Company's website, meredith.com. The audio archive will remain there through October 1, 2008.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99	Text of presentation at the Roth Capital Partners Media and Technology Conference on September 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ Stephen M. Lacy

Stephen M. Lacy President, Chief Executive Officer and Director (Principal Executive Officer)

Date: September 25, 2008

Index to Exhibits
Exhibit Number	Item

99	Text of presentation at the Roth Capital Partners Media and Technology Conference on September 25, 2008.